EXHIBIT 99
                                                                      ----------


                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: DONLAR CORPORATION                          CASE NUMBER    04-07455

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS
                         FOR MONTH ENDING MARCH 31, 2004

BEGINNING BALANCE IN ALL ACCOUNTS                                  $ 51,230.62

RECEIPTS           1. Receipts from operations                     $340,423.37
                   2. Other receipts

DISBURSEMENTS      3. Net payroll:
                   a. Officers                                     $ 17,532.19
                   b. Others                                       $ 53,335.69

                   4. Taxes:
                   a. Federal income taxes                         $  8,142.14
                   b. FICA withholdings                            $  4,204.08
                   c. Employee's withholdings
                   d. Employer's FICA                              $  4,204.09
                   e. Federal unemployment taxes
                   f. State income tax
                   g. State employee withholdings
                   h. All other state taxes

                   5. Necessary expenses:
                   a. Rent or mortgage payments                    $  9,000.00
                   b. Utilities                                    $    --
                   c. Insurance                                    $ 35,282.85
                   d. Merchandise bought for manufacture or sale   $ 86,773.15
                   e. Other necessary expenses                     $ 91,167.89


TOTAL DISBURSEMENTS                                                $309,642.08

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                $ 30,781.29

ENDING BALANCE IN LASALLE BANK                                     $ 82,011.91

ENDING BALANCE IN ALL ACCOUNTS                                     $ 82,011.91


                             Operating Report Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: DONLAR CORPORATION                         CASE NUMBER     04-07455

                                RECEIPTS LISTING
                         FOR MONTH ENDING MARCH 31, 2004

BANK:                            LA SALLE BANK, CHICAGO, IL
ACCOUNT NAME:                    GENERAL ACCOUNT
ACCOUNT NUMBER:                  Omitted



       DATE                       DESCRIPTION                         AMOUNT

     2/27/2004                   Sales receipts                    $ 53,936.12
     3/04/2004                   Sales receipts                    $  3,637.00
     3/10/2004                   Sales receipts                    $ 43,912.50
     3/15/2004                   Sales receipts                    $ 30,300.28
     3/17/2004                   Sales receipts                    $     83.50
     3/19/2004                   Sales receipts                    $ 23,654.40
     3/24/2004                   Sales receipts                    $128,593.88
     3/25/2004                   Sales receipts                    $  2,204.19
     3/26/2004                   Sales receipts                    $ 29,875.90
     3/31/2004                   Sales receipts                    $ 24,225.60

     TOTAL RECEIPTS                                                $340,423.37


                             Operating Report Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: DONLAR CORPORATION                       CASE NUMBER       04-07455

                                RECEIPTS LISTING
                         FOR MONTH ENDING MARCH 31, 2004

BANK:                            LA SALLE BANK, CHICAGO, IL
ACCOUNT NAME:                    PERU PROPERTY TAX ACCOUNT
ACCOUNT NUMBER:



       DATE                       DESCRIPTION                         AMOUNT

     3/12/2004                   ESCROW DEPOSIT                     $ 1,100.00
     3/18/2004                   ESCROW DEPOSIT                     $   700.00
     3/26/2004                   ESCROW DEPOSIT                     $   600.00

     TOTAL RECEIPTS                                                 $ 2,400.00



                             Operating Report Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: DONLAR CORPORATION                        CASE NUMBER      04-07455

                              DISBURSEMENTS LISTING
                         FOR MONTH ENDING MARCH 31, 2004

BANK:                            LA SALLE BANK, CHICAGO, IL
ACCOUNT NAME:                    GENERAL ACCOUNT
ACCOUNT NUMBER:



       DATE          CHECK       DESCRIPTION                         AMOUNT

     3/12/2004                   PAYROLL                           $  2,484.61
     3/15/2004                   PAYROLL                           $ 30,652.23
     3/26/2004                   PAYROLL                           $  6,715.19
     3/31/2004                   PAYROLL                           $ 31,015.85
                                 PROPERTY TAX ESCROW               $  2,400.00
                                 DAILY DISBURSEMENTS               $238,774.20

     TOTAL DISBURSEMENTS                                           $312,042.08


                             Operating Report Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: DONLAR CORPORATION                       CASE NUMBER       04-07455
              FOR MONTH ENDING MARCH 31, 2004

STATEMENT OF INVENTORY
               BEGINNING INVENTORY                                 $422,158.00

               ADD PURCHASES                                       $189,440.00

               LESS COST OF GOODS SOLD                             $ 95,394.00

               ENDING INVENTORY                                    $516,204.00


PAYROLL INFORMATION STATEMENT
               GROSS PAYROLL                                       $101,746.49

               PAYROLL TAXES DUE BUT UNPAID                        $ 16,696.63


               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

        DATE            CHECK             DESCRIPTION                AMOUNT

      03/22/04          5198              IOS Capital               $ 202.58
      03/29/04          5215              Avaya                     $ 455.11

      Total                                                         $ 657.69


                             Operating Report Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: DONLAR CORPORATION                       CASE NUMBER       04-07455
              FOR MONTH ENDING MARCH 31, 2004

STATEMENT OF AGED RECEIVABLES
               BEGINNING OF MONTH BALANCE                          $537,654.52
               ADD SALES                                           $442,785.19
               LESS COLLECTIONS                                    $340,423.37
               LESS BANK CHARGES                                   $   (150.00)
               END OF MONTH BALANCE                                $639,866.34

               AGING
                0 - 30 DAYS                                        $447,614.54
               31 -60 DAYS                                         $192,261.80
               61 -90 DAYS                                         $    --
               OVER 90 DAYS                                        $    (10.00)

               TOTAL                                               $639,866.34

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)
               BEGINNING OF MONTH BALANCE                                    0
               ADD INVOICES                                        $388,272.03
               LESS PAYMENTS                                       $241,174.20
               END OF MONTH BALANCE                                $147,097.83

               AGING
                0 - 30 DAYS                                        $147,097.83
               31 -60 DAYS                                         $    --
               61 -90 DAYS                                         $    --
               OVER 90 DAYS                                        $    --

               TOTAL                                               $147,097.83


ITEMIZE ALL POST-PETITION PAYABLES OVER 30 DAYS OLD.

                             Operating Report Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: DONLAR CORPORATION                       CASE NUMBER       04-07455

                         FOR MONTH ENDING MARCH 31, 2004

                                TAX QUESTIONNAIRE

DEBTORS IN POSSESSION ARE REQUIRED TO PAY ALL TAXES INCURRED AFTER THE
FILING OF THEIR CHAPTER 11 PETITION ON AN AS DUE BASIS. INDICATE WHETHER THE FOLLOWING POST PETITION TAXES OR WITHHOLDINGS HAVE BEEN PAID CURRENTLY.


                                                           YES    NO
                    1     FEDERAL INCOME TAXES              X
                    2     FICA WITHHOLDINGS                 X
                    3     EMPLOYEE'S WITHHOLDINGS           X
                    4     EMPLOYER'S FICA                   X
                    5     FEDERAL UNEMPLOYMENT TAXES        X
                    6     STATE INCOME TAXES                X
                    7     STATE EMPLOYEE WITHHOLDINGS       X
                    8     ALL OTHER STATE TAXES             X





                             Operating Report Page 7

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Thomas E. Poggensee, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in the Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.


                                       /S/ Thomas E. Poggensee
                                       ------------------------------
                                       For the Debtor in Possession

                                       Thomas E. Poggensee
                                       Vice President - Finance & Administration

Dated: April 8, 2004












                             Operating Report Page 8